Exhibit 10.11

THIRD AMENDMENT
OF
H.B. FULLER COMPANY
KEY EMPLOYEE DEFERRED COMPENSATION PLAN
(2005 Amendment and Restatement, as amended)

H.B. Fuller Company (H.B. Fuller) and certain affiliated companies (Employers or Employer, as applicable) maintains a nonqualified, unfunded deferred compensation plan (the Plan) for the benefit of a select group of employees which is currently embodied in a document entitled H.B. Fuller Company Key Employee Deferred Compensation Plan (2005 Amendment and Restatement) as amended by a First Amendment adopted on January 24, 2008 (the Plan Statement) and a Second Amendment adopted on October 8, 2008. In response to changes made to section 162(m) of the Code by the Tax Cuts and Jobs Act of 2017, the Plan Statement is hereby amended as follows:

1.	CODE §162 DELAY. Effective December 1, 2020, Section 7.5.2 of the Plan Statement is deleted in its entirety.

2.	SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

Dated: December 1, 2020	H.B. Fuller Company

	By:	/s/ Jim Owens

	Its:	President and Chief Executive Officer